UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 22, 2005
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NII HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware		91-1671412
State or other jurisdiction	000-32421	(I.R.S. Employer
of incorporation)	(Commission File Number)	Identification No.)

10700 Parkridge Boulevard, Suite 600
Reston, Virginia	20191
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (703) 390-5100
Not Applicable
(Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
     On December 22, 2005, NII Holdings, Inc. (“NII Holdings”) and the other parties identified below entered into the following amendments to certain agreements with Motorola:
•	Amendment 006 to the iDEN Infrastructure Equipment Supply Agreement dated August 14, 2000 by and among NII Holdings, Nextel Communications Argentina, S.A. and Motorola, Inc. with respect to operations in Argentina;
•	Amendment 006 to the iDEN Infrastructure Equipment Supply Agreement dated August 14, 2000 by and among NII Holdings, Nextel Telecomunicacoes Ltda. and Motorola Servicos, Ltda. with respect to operations in Brazil;
•	Amendment 006 to the iDEN Infrastructure Equipment Supply Agreement dated August 14, 2000 by and among NII Holdings, Communicaciones Nextel de Mexico, S.A. de C.V. and Motorola, Inc. with respect to operations in Mexico;
•	Amendment 006 to the iDEN Infrastructure Equipment Supply Agreement dated August 14, 2000 by and among NII Holdings, Nextel del Peru, S.A. and Motorola, Inc. with respect to operations in Peru;
•	Amendment 001 to the iDEN Infrastructure Installation Services Agreement dated August 14, 2000 by and among NII Holdings, Nextel Argentina, S.A. and Motorola Argentina S.A. with respect to operations in Argentina;
•	Amendment 001 to the iDEN Infrastructure Installation Services Agreement dated August 14, 2000 by and among NII Holdings, Nextel Telecomunicacoes, Ltda. and Motorola Servicos, Ltda. with respect to operations in Brazil;
•	Amendment 001 to the iDEN Infrastructure Installation Services Agreement dated August 14, 2000 by and among NII Holdings, Communicaciones Nextel de Mexico, S.A. de C.V. and Motorola de Mexico, S.A. with respect to operations in Mexico; and
•	Amendment 001 to the iDEN Infrastructure Installation Services Agreement dated August 14, 2000 by and among NII Holdings, Nextel del Peru, S.A. and Motorola Argentina S.A. with respect to operations in Peru.
     Each amendment extended the term of the respective agreement to December 31, 2007 and made certain changes that are not material to NII Holdings.
     In addition to the above agreements with Motorola, NII Holdings has a number of important strategic and commercial relationships with Motorola that have been previously disclosed in NII Holdings’ periodic reports. NII Holdings uses a transmission technology called integrated digital enhanced network, or iDEN, technology developed by Motorola. iDEN technology is a proprietary technology of Motorola, and there are no other suppliers of this technology. NII Holdings purchases handsets and handset accessories from Motorola, and NII Holdings and Motorola have agreed to warranty and maintenance programs and specified indemnity arrangements. NII Holdings also pays Motorola for handset service and repair and training and is reimbursed for certain costs that it incurs under various marketing and promotional arrangements.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NII HOLDINGS, INC. (Registrant)
Dated: December 28, 2005	By:	/s/ Robert J. Gilker Robert J. Gilker Vice President and General Counsel

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